UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2025

THE INTERGROUP CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-10324	13-3293645
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1516 S. Bundy Drive, Suite 200, Los Angeles, CA	90025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 889-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	INTG	NASDAQ CAPITAL MARKET

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 21, 2024, Nasdaq Listing Qualifications Department (the “Staff”) notified The InterGroup Corporation (the “Company”) that the market value of its listed securities had been below the minimum $35,000,000 required for continued listing as set forth in Listing Rule 5550(b)(2) (the “Rule”) for the previous 30 consecutive trading days. Under Listing Rule 5810(c)(3)(C), the Company was provided 180 calendar days, or until May 20, 2025, to regain compliance with the Rule.

As the Company did not meet the compliance criteria by that date, it was subsequently notified by the Staff on May 27, 2025, that its securities would be subject to delisting from The Nasdaq Capital Market and suspended from trading effective June 5, 2025, unless an appeal was filed pursuant to the Nasdaq Listing Rules. Nasdaq also stated its intention to file a Form 25-NSE with the Securities and Exchange Commission.

The Company submitted a timely appeal under the procedures outlined in the Nasdaq Listing Rule 5800 Series. A hearing before the Nasdaq Hearings Panel (the “Panel”) was held on July 8, 2025.

On July 17, 2025, the Panel notified the Company that it had granted an extension to regain compliance. The Company must demonstrate compliance with the Rule by having a market value of listed securities of at least $35 million for ten consecutive trading days on or before September 30, 2025.

Management Actions to Regain Compliance

In connection with its ongoing efforts to regain compliance with Nasdaq Listing Rule 5550(b)(2), management is actively pursuing initiatives intended to enhance market visibility and shareholder value. These efforts include, but are not limited to, efforts to communicate the Company’s strategic outlook and intrinsic value to the public. As required under generally accepted accounting principles (GAAP), the Company carries its real estate investments at historical cost, which management believes may materially understate the current fair market value of the Company’s assets. The Company aims to communicate its belief as to these underlying values and reinforce its commitment to achieving long-term shareholder value.

ITEM 9.01	EXHIBITS

104	Cover Page Interactive Data File

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE INTERGROUP CORPORATION

Dated: July 22, 2025	By:	/s/ John V. Winfield
Chairman of the Board; President and Chief Executive Officer